SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


                   Date of Report:  November 27, 1996
                   ----------------------------------
                    (Date of earliest event reported)


                          UAL CORPORATION
                          ---------------
        (Exact name of registrant as specified in its charter)


            Delaware               1-6033              36-2675207
            --------               ------              ----------
(State or other jurisdiction     (Commission       (I.R.S. Employer
     of incorporation)           File Number)      Identification No.)


1200 Algonquin Road, Elk Grove Township, Illinois       60007
-------------------------------------------------------------
 (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code  (847) 700-4000
                                                    --------------

                             Not Applicable
                             --------------
      (Former name or former address, if changed since last report)




ITEM 5.                 OTHER EVENTS.
                        -------------

    UAL Corporation (the "Company") is filing herewith a press release issued today by the Company as Exhibit 99.1 which is incorporated herein by reference.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.
                ----------------------------------

Exhibit No.     Description
-----------     -----------
99.1            Press Release


                               SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                UAL CORPORATION



                                By:  /s/ Douglas A. Hacker
                                     -----------------------
                                Name:  Douglas A. Hacker
                                Title:  Senior Vice President and
                                        Chief Financial Officer






Dated:  November 27, 1996




                              EXHIBIT INDEX


Exhibit
Number          Description
-------         -----------
 99.1           Press Release